Exhibit 99.1

Transformative Acquisition of U.S. Rights to Nucynta and Nucynta ER January 2015

Forward-Looking Statements The statements that are not historical facts contained in this presentation are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to Depomed’s anticipated consummation of the acquisition of the Nucynta® franchise in the United States, the timing and benefits thereof and financing therefor, Depomed’s post-acquisition strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential and other statements that are not historical facts. These forward-looking statements are based on Depomed’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Depomed’s ability to complete the acquisition on the proposed terms and schedule; risks associated with product acquisition transactions, such as the risk that the acquired products will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to Depomed’s future opportunities and plans, including uncertainty of Depomed’s expected financial performance following completion of the transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if Depomed does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Depomed’s shares could decline, as well as other risks related to Depomed's business detailed from time-to-time under the caption "Risk Factors" and elsewhere in Depomed's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013 and its most recent Quarterly Report on Form 10-Q. Depomed undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

NUCYNTA® ER and NUCYNTA® for the management of moderate-to-severe acute pain in adults US Approval in November 2008 for the management of pain severe enough to require daily, around-the-clock, long-term opioid treatment and for which alternative treatment options are inadequate for the management of neuropathic pain associated with diabetic peripheral neuropathy (DPN) in adults severe enough to require daily, around-the-clock, long-term opioid treatment and for which alternative treatment options are inadequate US Approval in August 2011

Nucynta Becomes Depomed’s Flagship Product Transformational acquisition enhances Depomed’s position as a leading pain and neurology focused specialty pharmaceutical company

Acquisition of U.S. Rights to Nucynta Franchise from Janssen Pharmaceuticals Nucynta and Nucynta ER are highly differentiated, long-tailed assets in multi-billion dollar pain market Significant product differentiation provides foundation for meaningful growth Composition of matter protection to 2022/2023, with potential exclusivity beyond that timeframe Significant operating leverage with Depomed’s sales force Leverages existing infrastructure with pain specialists, neurologists, and primary care physicians Re-launch with ~250 sales representatives Transformative to financial profile Increases Depomed’s 2014 pro forma net product revenues by ~2.5x Immediately accretive to non-GAAP EPS upon closing in 2015, with significant growth in sales and profitability beyond that timeframe ROIC estimated to exceed cost of capital by 2016

Nucynta Transaction Details Terms Depomed will make a cash payment to Janssen of $1.05 billion Depomed will assume the U.S. license and related royalty obligations for Nucynta to Grunenthal Depomed placed $500 million into an escrow account which will be released to Janssen upon closing of the transaction Financing Additional capital to be raised through combination of debt, equity and equity-linked financing prior to closing Goal of limiting the dilution impact to shareholders Timing The transaction has been unanimously approved by Depomed’s board of directors Expected to close in second quarter 2015, following Hart-Scott-Rodino (HSR) and completion of financing

Nucynta Meets Depomed’s Criteria For Product Acquisition 1) A deal that can increase scale and accelerate growth of the company With Nucynta, Depomed 2014 pro forma net product revenues are 2.5 times current guidance and has significant potential for growth 2) A product with current annual revenue between $20-$200MM Nucynta franchise generated net sales of approximately $166 million for the 12 months ended September 2014. 3) A growth product in pain and other nervous system disorders and adjacencies Nucynta directly leverages Depomed’s infrastructure, with significant overlap in call points with pain specialists, neurologists and primary care physicians 4) An asset with lengthy periods of exclusivity and peak sales still ahead Nucynta composition of matter patent protection to Aug 2022, a potential pediatric extension into 2023 and additional patents that could extend exclusivity

Reworked Santarus deal and tripled net revenue >77% y/y revenue growth and 31% volume growth in 1H 2014 Acquired Dec 2013;relaunched Q1 2014; Q2 2014 demand up 18% over prior year Q3 2011 Q4 2011 December 2013 TYPE 2 DIABETES DEAL Non-strategic milestones & royalties sold for $240M October 2013 Relaunch Q4 2013 following acquisition; 99% increase in net sales Q2 over Q1 2014 July 2013 $42 million net sales since acquisition; >95% gross margins Q2 2012 Depomed Track Record of Successful Acquisitions Exceptional fit with core portfolio Q1 2015

Financially Compelling Adds significant revenue and immediate earnings impact upon closing Increases 2014 Depomed pro forma net product revenues by approximately 2.5 times compared to recent company guidance of $113-117 million Expected to be immediately accretive to non-GAAP adjusted earnings ROIC estimated to exceed the cost of capital by 2016 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 (guidance) 2014 (pro forma) DIRECT MARKETED PRODUCT REVENUE (MILLIONS)

Nucynta Franchise is Significantly Differentiated Nucynta ER (US approval in August 2011) For management of pain, including neuropathic pain associated with diabetic peripheral neuropathy (DPN), severe enough to require daily, around-the-clock, long-term opioid treatment Nucynta (US approval in November 2008) Management of moderate to severe acute pain in adults Significant revenue growth potential based on product differentiation Dual mechanism of action Benefits for patients with pain characterized by mixed neuropathic and nociceptive features Unique mechanism of action creates benefits in a market characterized by high degree of “switching” Broad label; DPN indication not fully launched Market projected to grow 5% per year from 2014 to 2018 and optimized promotion Re-launch with ~250 person salesforce, ~3x larger than current contract salesforce in use by Janssen

Operational Plan for Integrating and Growing the Nucynta Business Re-launch Re-launch Nucynta ER with a focus on its dual mechanism of action (MOA) for pain characterized by mixed neuropathic and nociceptive features Nucynta ER is the only opioid FDA-approved for both chronic pain and DPN Sales Force Support Nucynta with an expanded sales force of over 250 reps Synergy Depomed’s targets currently overlap ~70% of the Nucynta prescriber base The expanded sales force will cover an even higher % of prescribers Opportunity Clinical benefits not yet fully appreciated in the U.S. Has not been fully launched for DPN Ten-fold difference in total prescription share of the long-acting opioid market in Europe (13%) versus the US (1.2%)

Depomed a Leading Specialty Pharmaceutical Company Focused on Pain and Neurology Upon closing, Depomed will have five proprietary, marketed products with long-term, high growth opportunity Nucynta becomes flagship product Generated $166M during the 12 months ending September 2014 Gralise, Cambia, Lazanda and Zipsor driving dynamic growth Product sales up 88% Q3 2014 over Q3 2013 Depomed already operationally cash positive before the transaction

Transformative Transaction Summary Ideal Strategic Fit Adds significant revenue and an opportunity for significant growth Lengthy exclusivity and strong synergies with existing business Highly differentiated proprietary molecule Financially Compelling Expected to be immediately accretive to non-GAAP EPS upon closing, with significant increase in earnings and strong return on invested capital Depomed Pain and Neurology Expertise has Potential to Accelerate Nucynta’s Growth Expanded sales force and overlap with existing call points

About NUCYNTA® About NUCYNTA® NUCYNTA® (tapentadol) and NUCYNTA® ER (tapentadol) extended-release tablets are opioid-based medicines used for treatment of pain. NUCYNTA® (tapentadol) is indicated for the management of moderate-to-severe acute pain in adults. NUCYNTA® ER (tapentadol) is indicated for the management of pain severe enough to require daily, around-the-clock, long-term opioid treatment and for which alternative treatment options are inadequate and of neuropathic pain associated with diabetic peripheral neuropathy (DPN) in adults severe enough to require daily, around-the-clock, long-term opioid treatment and for which alternative treatment options are inadequate. NUCYNTA® (tapentadol) oral solution is an approved oral form of tapentadol that has not been launched. Full product labeling including Boxed Warnings for NUCYNTA® and NUCYNTA® ER is available at www.Nucynta.com.

NUCYNTA® ER IMPORTANT SAFETY INFORMATION BOXED WARNING: ADDICTION, ABUSE, AND MISUSE; LIFE-THREATENING RESPIRATORY DEPRESSION; ACCIDENTAL INGESTION; NEONATAL OPIOID WITHDRAWAL SYNDROME; and INTERACTION WITH ALCOHOL Contraindications Significant respiratory depression; acute or severe bronchial asthma or hypercarbia in an unmonitored setting or in the absence of resuscitative equipment; known or suspected paralytic ileus; hypersensitivity (e.g., anaphylaxis, angioedema) to tapentadol or to any other ingredients of the product; concurrent use of monoamine oxidase inhibitors (MAOIs) or use within the last 14 days. WARNINGS and PRECAUTIONS Interactions With Central Nervous System Depressants: Concomitant use may cause profound sedation, respiratory depression, and death. If co-administration is required, consider dose reduction of one or both drugs because of additive pharmacological effects. Elderly, Cachectic, or Debilitated Patients and those with chronic pulmonary disease: Monitor closely because of increased risk for life-threatening depression. Hypotensive Effect: Monitor during dose initiation and titration. Patients With Head Injury or Increased Intracranial Pressure: Monitor for sedation and respiratory depression. Seizures: Use with caution in patients with a history of seizures. Serotonin Syndrome: Potentially life-threatening condition could result from concomitant administration of drugs with seratonergic activity. Adverse Reactions: In clinical studies, the most common (>10%) adverse reactions were nausea, constipation, vomiting, dizziness, somnolence, and headache. Select Postmarketing Adverse Reactions: Anaphylaxis, angioedema, and anaphylactic shock have been reported very rarely with ingredients contained in NUCYNTA® ER. Advise patients how to recognize such reactions and when to seek medical attention. Panic attack has also been reported. Please see full Prescribing Information, including Boxed WARNINGS, for NUCYNTA ER for further details.

NUCYNTA® IMPORTANT SAFETY INFORMATION Contraindications Same as above section for NUCYNTA ER. WARNINGS and PRECAUTIONS Misuse, Abuse and Diversion: NUCYNTA is a Schedule II controlled substance with abuse liability similar to other opiods; monitor patients closely for signs of misuse, abuse and addiction. Elderly, Cachectic, or Debilitated Patients and Patients with Chronic Pulmonary Disease: Monitor closely because of increased risk of respiratory depression. Interactions With Central Nervous System (CNS) Depressants and Illicit Drugs: Consider dose reduction of one or both drugs because of additive effects. Hypotensive Effect: Monitor for signs of hypotension. Patients With Head Injury or Increased Intracranial Pressure: Monitor for sedation and respiratory depression. Seizures: Use with caution in patients with a history of seizures. Serotonin Syndrome Risk: Potentially life-threatening condition could result from concomitant serotonergic administration. Withdrawal: Withdrawal symptoms may occur if NUCYNTA is discontinued abruptly. Impaired mental/physical abilities Caution may be used with potentially hazardous activities. Adverse Reactions: In clinical studies, the most common (>10%) adverse reactions were nausea, dizziness, vomiting, and somnolence Please see full Prescribing Information for NUCYNTA for further details